Exhibit 10.2

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SECOND AMENDMENT TO OFFICE LEASE

This SECOND AMENDMENT TO OFFICE LEASE (“Second Amendment”) is made and entered into as of the 3rd day of June, 2009, by and between KILROY REALTY, L.P., a Delaware limited partnership (“Landlord”), and BRIDGEPOINT EDUCATION, INC., a Delaware corporation (“Tenant”).

R E C I T A L S :

A.                                   Landlord and Tenant entered into that certain Office Lease dated as of January 31, 2008 (the “Office Lease”), as amended by that certain First Amendment to Office Lease dated as of December 1, 2008 (the “First Amendment”) (The Office Lease and the First Amendment are hereinafter referred to collectively as the “Lease”), whereby Landlord leases to Tenant and Tenant leases from Landlord the entirety of the building (the “Premises”) located and addressed at 13480 Evening Creek Drive North, San Diego, California (the “Building”).  The Building is part of the office building project commonly known as “Kilroy Sabre Springs.”  The Premises is identified in the Lease as containing approximately 147,533 rentable square feet of space.

B.                                     The Premises has been remeasured in accordance with Section 1.2 of the Office Lease.  In connection therewith, and pursuant to the terms of such Section 1.2 of the Office Lease, Landlord notified Tenant in writing on November 26, 2008, of Landlord’s space planner/architect’s determination as to the total rentable square footage of the entire Premises (the “Landlord Determination”).

C.                                     Tenant failed within fifteen (15) days thereafter to deliver written notice to Landlord objecting to such Landlord Determination, and therefore, pursuant to the terms of Section 1.2 of the Office, such failure to object shall be deemed to constitute Tenant’s acceptance of the Landlord Determination.

D.                                    Accordingly, Landlord and Tenant desire to amend the Lease to reflect the correct rentable square footage for the Premises, and to otherwise amend the Lease on the terms and conditions contained herein.

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Capitalized Terms.  All undefined terms when used herein shall have the same respective meanings as are given such terms in the Lease unless expressly provided otherwise in this Second Amendment.

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2.                                       Remeasurement of Premises.  Landlord and Tenant hereby acknowledge and agree that the Premises has been remeasured pursuant to Section 1.2 of the Office Lease, and Landlord and Tenant agree that, notwithstanding any contrary provision contained in the Lease, the Premises shall be deemed to contain 149,817 rentable (131,101 usable) square feet of space, which measurement shall be applied retroactively to the Lease Commencement Date as contemplated by Section 1.2 of the Office Lease.  Accordingly, except where the relevant section (or portion thereof) of the Office Lease or the First Amendment is expressly amended pursuant to the terms of this Second Amendment, all references to “147,533 rentable square feet” shall hereby be deemed to reference “149,817 rentable square feet.”  Landlord and Tenant further acknowledge and agree that the rentable square footage of each portion of the Premises is as follows:

Floor 6:	22,147 rentable square feet
Floor 5:	25,787 rentable square feet
Floor 4:	25,787 rentable square feet
Floor 3:	25,787 rentable square feet
Floor 2:	24,387 rentable square feet
Floor 1:	25,280 rentable square feet

Rentable Area of the Rooftop of the Building*:                                       642 rentable square feet

*  Pursuant to the BOMA standard applicable to single-tenant buildings, the rentable area of the rooftop of the subject building is added to the rentable area of the remainder of such building in determining the total rentable area of the entirety of such building.

3.                                       Rent.  Further to the updated rentable square footage documented above, Landlord and Tenant hereby acknowledge and agree that Section 4 of the Summary, as amended and restated in it’s entirety in Exhibit B attached to the First Amendment, is hereby amended and restated in its entirety with the following:

“4.                                 Base Rent (Article 3):

Lease Year	Applicable Square Footage	Monthly Installment of Base Rent**		Annual Rental Rate per Rentable Square Foot
September 2, 2008 through October 31, 2008	N/A	$	[***]	N/A
November 1, 2008 through November 30, 2008	48,576	$	[***]	$	[***]
December 1, 2008 through February 28, 2009	74,363	$	[***]	$	[***]

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March 1, 2009 through May 31, 2009	100,150	$	[***]	$	[***]
June 1, 2009 through June 6, 2009	124,537	$	[***]	$	[***]
June 7, 2009 through August 31, 2010	149,817	$	[***]	$	[***]
September 1, 2010 through August 31, 2011	149,817	$	[***]	$	[***]
September 1, 2011 through August 31, 2012	149,817	$	[***]	$	[***]
September 1, 2012 through August 31, 2013	149,817	$	[***]	$	[***]
September 1, 2013 through August 31, 2014	149,817	$	[***]	$	[***]
September 1, 2014 through August 31, 2015	149,817	$	[***]	$	[***]
September 1, 2015 through August 31, 2016	149,817	$	[***]	$	[***]
September 1, 2016 through August 31, 2017	149,817	$	[***]	$	[***]
September 1, 2017 through September 30, 2018	149,817	$	[***]	$	[***]

**                                  The Monthly Installment of Base Rent for the period during the Lease Term from November 1, 2008 through May 31, 2009 was calculated by multiplying $[***] by the Applicable Square Footage, and then adding the Additional Monthly Base Rent pursuant to the First Amendment.  The Monthly Installment of Base Rent for the period during the Lease Term from June 1, 2009 through August 31, 2010 was calculated by multiplying $[***] by the Applicable Square Footage (the “Base Amount”), and then adding the Additional Monthly Base Rent pursuant to the First Amendment.  In all subsequent Lease Years, the calculation of Monthly Installment of Base Rent reflects an annual increase of [***] of the Base Amount, and then adding the Additional Monthly Base Rent pursuant to the First Amendment.

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4.                                       Base Rent Payment/Credit.  Concurrently with Tenant’s execution of this Second Amendment, Tenant shall pay to Landlord the difference (if any) between (A) the amount of Base Rent actually paid by Tenant for the period commencing on the Lease Commencement Date and ending on the date of Tenant’s most recent payment of Base Rent, which does not reflect the increase in the rentable square footage of the Premises set forth herein, and (B) the amount of Base Rent due for such period based on the schedule set forth above.  Alternatively, in the event Tenant has previously paid to Landlord Base Rent for any period during the Lease Term prior to the date of this Second Amendment in excess of the Base Rent which was due for such period (i.e., per the schedule set forth above), Landlord shall credit any such difference against the monthly installment of Base Rent next due and owing under the Lease, as amended.

5.                                       Improvement Allowance.

5.1                                 Initial Improvement Allowance.  Notwithstanding any provision to the contrary set forth in the Lease, the amount of the “Improvement Allowance” set forth in Section 13 of the Summary and Section 2.1 of the Tenant Work Letter attached to the Lease as Exhibit “B” (the “Work Letter”) is hereby revised to be the total amount of [***].

5.2                                 Second Amendment Additional Allowance.  Notwithstanding any provision to the contrary set forth in Section 2.3 of the Work Letter, and in place of any increase in the “Additional Allowance” (as that term is defined in Section 2.3 of the Work Letter), Tenant may, upon written notice to Landlord given on or before the date which is thirty (30) days following the date of this Second Amendment, elect to cause the Improvement Allowance for the initial Premises to be increased by an amount (the “Second Amendment Additional Allowance”) set forth in such notice.  Any such resulting Second Amendment Additional Allowance shall (i) be an amount equal to an even number of United States Dollars (as opposed to fractions of United States Dollars), and (ii) in no event exceed the product of (A) [***], and (B) the number of rentable square feet of the Premises in excess of the number of rentable square feet of the Premises set forth in the Office Lease (i.e., an amount equal [***] based upon 2,284 rentable square feet).  In the event Tenant exercises its right to use all or any portion of the Second Amendment Additional Allowance, the Monthly Installment of Base Rent for the Premises shall be retroactively increased by an amount equal to the “Second Amendment Additional Monthly Base Rent,” as that term is defined below, in order to repay the Second Amendment Additional Allowance to Landlord.  The “Second Amendment Additional Monthly Base Rent” shall be determined as the missing component of an annuity, which annuity shall have (w) the amount of the Second Amendment Additional Allowance which Tenant elects to utilize as the present value amount, [***].  If Tenant elects to utilize all or a portion of the Second Amendment Additional Allowance, then (i) all references in the Work Letter to the “Improvement Allowance,” shall be deemed to include the Second Amendment Additional Allowance which Tenant elects to utilize, and (ii) the parties shall promptly execute an amendment (the “Second Amendment Additional Allowance Amendment”) to the Office Lease setting forth the new amount of the Base Rent and Improvement Allowance computed in accordance with this Section 5.2.

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5.3                                 Mid-Term Improvement Allowance.  The amount of the “Mid-Term Improvement Allowance” set forth in Section 14 of the Summary and referred to in Section 8.6 of the Office Lease is hereby revised to be the total amount of [***].

6.                                       Brokers.  Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Second Amendment, excepting only the real estate brokers or agents specified in Section 12 of the Summary (collectively, the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Second Amendment.  Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party’s dealings with any real estate broker or agent other than the Brokers.  The terms of this Section 6 shall survive the expiration or earlier termination of the Lease Term.

7.                                       Conflict.  In the event of any conflict between the Lease and this Second Amendment, the terms of this Second Amendment shall prevail.

8.                                       No Further Modification.  Except as specifically set forth in this Second Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full and effect.

[Signatures follow on next page]

*** Confidential portions of this document have been redacted and filed separately with the Commission.

IN WITNESS WHEREOF, this Second Amendment has been executed as of the day and year first above-written.

“LANDLORD”	KILROY REALTY, L.P.,
a Delaware limited partnership

	By:	Kilroy Realty Corporation,
a Maryland corporation,
General Partner

	By:	/s/ Jeffrey C. Hawken

		Its:	EVP

	By:	/s/ John T. Fucci

		Its:	Sr. VP

“TENANT”	BRIDGEPOINT EDUCATION, INC.,
a Delaware corporation

	By:	/s/ Andrew Clark

	Its:	CEO

	By:	/s/ Daniel J. Devine

	Its:	CFO